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                                                                     Exhibit 4.2


                               SECURITY AGREEMENT


                          dated as of January 28, 2003

                                      among


                            XM SATELLITE RADIO INC.,
                        XM SATELLITE RADIO HOLDINGS INC.
                                       and
                            XM EQUIPMENT LEASING LLC
                                   as Grantors

                                       and


                              THE BANK OF NEW YORK,
                               as Collateral Agent

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                                TABLE OF CONTENTS

                                                                                     PAGE
                                                                                     ----
1.   DEFINITIONS.                                                                      2
     1.1    General Definitions........................................................2
     1.2    Definitions; Interpretation................................................7

2.   GRANT OF SECURITY.                                                                7
     2.1    Grant of Security..........................................................7
     2.2    Intercreditor Agreement....................................................8

3.   SECURITY FOR OBLIGATIONS.                                                         9
     3.1    Security for Obligations...................................................9
     3.2    Obligations Remain.........................................................9

4.   REPRESENTATIONS AND WARRANTIES AND COVENANTS.                                     9
     4.1    Generally..................................................................9
     4.2    Intellectual Property.....................................................11
     4.3    Investment Property.......................................................12
     4.4    Documents, Chattel Paper, Instruments and Deposit Accounts................14

5.   FURTHER ASSURANCES; ADDITIONAL GRANTORS.                                         15
     5.1    Further Assurances........................................................15
     5.2    Additional Grantors.......................................................16

6.   ATTORNEY-IN-FACT.                                                                16
     6.1    Power of Attorney.........................................................16
     6.2    No Duty on the Part of Collateral Agent...................................17

7.   REMEDIES.                                                                        18
     7.1    Generally.................................................................18
     7.2    Application of Proceeds...................................................19
     7.3    Investment Property.......................................................19
     7.4    Intellectual Property.....................................................19
     7.5    FCC Licenses..............................................................21

8.   CONTINUING SECURITY INTEREST; TERMINATION AND RELEASE.                           21

9.   STANDARD OF CARE; SECURED PARTY MAY PERFORM.                                     22

10.  INDEMNITY.                                                                       22

11.  MISCELLANEOUS.                                                                   23
     11.1   Notices...................................................................23
     11.2   Expenses..................................................................23
     11.3   Amendments and Waivers....................................................23
     11.4   Successors and Assigns....................................................23
     11.5   Independence of Covenants.................................................23
     11.6   Survival of Representations, Warranties and Agreements....................24

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
     11.7   No Waiver; Remedies Cumulative............................................24
     11.8   Marshaling; Payments Set Aside............................................24
     11.9   Severability..............................................................24
     11.10  Headings..................................................................24
     11.11  Applicable law............................................................24
     11.12  Consent To Jurisdiction...................................................24
     11.13  Waiver Of Jury Trial......................................................24
     11.14  Counterparts..............................................................24
     11.15  Effectiveness.............................................................25
     11.16  Entire Agreement..........................................................25
     11.17  Trust Indenture Act Controls..............................................25

SCHEDULE 1.1 -    FCC LICENSE

SCHEDULE 4.1 -    FINANCING STATEMENTS

SCHEDULE 4.2 -    INTELLECTUAL PROPERTY

SCHEDULE 4.3 -    INVESTMENT PROPERTY

SCHEDULE 4.4(e) - COMMERCIAL TORT CLAIMS

EXHIBIT A - FORM OF SECURITY AGREEMENT SUPPLEMENT

EXHIBIT B - FORM OF JOINDER AGREEMENT

                                       ii

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                               SECURITY AGREEMENT

          This SECURITY AGREEMENT (this "Agreement"), dated as of January 28, 2003, made by XM SATELLITE RADIO INC., a Delaware corporation ("Company"), XM SATELLITE RADIO HOLDINGS INC., a Delaware corporation, ("Holdings"), XM EQUIPMENT LEASING LLC, a Delaware limited liability company ("XM Leasing Subsidiary") (the Company, Holdings, and XM Leasing Subsidiary, together with each subsidiary that may from time to time become a party hereto pursuant to
Section 5.2, the "Grantors") and The Bank of New York, acting as collateral agent ("Collateral Agent") for the benefit of the Secured Parties (as defined below).

                                    RECITALS

          A. The Company and The Bank of New York, as Trustee (in such capacity, the "New Trustee"), have entered into that certain Indenture dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "New Indenture"), pursuant to which the Company may issue up to $474,200,000 aggregate principal amount at maturity of its 14% Senior Secured Discount Notes due 2009 (the "New Notes").

          B. The Company, Holdings and certain noteholders (the "Convertible Notes Noteholders") have entered into that certain Note Purchase Agreement, dated as of December 21, 2002, pursuant to which the Company and Holdings are issuing on the date hereof 10% Senior Secured Discount Convertible Notes due 2009 in an aggregate principal amount at maturity of up to $415,800,000.

          C. Company and Holdings have entered into (a) that certain Credit Agreement with General Motors Corporation ("General Motors"), dated as of the date hereof, pursuant to which the Company and Holdings may receive certain advances in an aggregate principal amount not to exceed $100,000,000, and (b) that certain Note Purchase Agreement with OnStar Corporation ("OnStar"), dated as of December 21, 2002, pursuant to which the Company and Holdings are issuing on the date hereof 10% Series GM Senior Secured Convertible Notes due 2009 in the aggregate principal amount of $89,042,387.

          D. From time to time after the date hereof, the Company may, subject to the terms and conditions of the Secured Agreements (as defined below), incur additional indebtedness to obligees (the "Additional Creditors") that is pari passu in right of payment to the obligations described in Paragraphs A through C above.

          E. Holdings has guaranteed the obligations of the Company under the New Indenture and the New Notes, and XM Leasing Subsidiary has guaranteed the obligations of the Company under each of the agreements described in Paragraphs A through C above.

          F. Certain subsidiaries of the Company may from time to time execute and deliver guaranties in respect of each of the agreements described in Paragraphs A through D above and become Grantors hereunder.

          G. The New Trustee, General Motors, OnStar, the Convertible Notes Noteholders, the Additional Creditors that from time to time become party thereto and The Bank of New York, as Collateral Agent, have entered into that certain Intercreditor and Collateral Agency (General Security Agreement), dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), pursuant to which, among other things, The Bank of New York was appointed to serve as Collateral Agent under this Agreement on behalf of the New Trustee,

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General Motors, OnStar, the Convertible Notes Noteholders and the other Persons from time to time constituting "New Secured Parties" thereunder (collectively, the "Secured Parties").

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and Collateral Agent, for and on behalf of itself and the Secured Parties, agree as follows:

1.   DEFINITIONS.

     1.1 GENERAL DEFINITIONS. In this Agreement, the following terms shall have the following meanings:

          "Accounts" shall mean all "accounts" as defined in Article 9 of the UCC, excluding assets described in the definition of Excluded Collateral.

          "Acting Secured Parties" shall mean, as of any date of determination, the Secured Parties holding (or, in the case of the New Trustee, acting as trustee for the New Notes) more than 20% of the sum of (a) the unpaid Accreted Value of the New Notes, (b) the unpaid Accreted Value of the Convertible Notes,
(c) the unpaid principal amount owing under the GM Convertible Notes, (d) the unpaid principal amount owing under the GM Loan Agreement, and (e) the unpaid principal amount owing under the Additional Debt (if any), or, if such debt is issued at a discount, the unpaid accreted value of such Additional Debt. Any action so taken by the New Trustee shall constitute an action on behalf of all of the New Notes without regard to the percentage of the New Holders directing or authorizing the New Trustee to take such action.

          "Additional Grantors" shall mean those additional Persons that may become parties to this Agreement as additional Grantors, by executing a Joinder Agreement.

          "Agreement" shall have the meaning set forth in the preamble.

          "Boeing Credit Agreement" shall mean that certain Customer Credit Agreement, dated as of December 5, 2001, between Holdings and Boeing Capital Services Corporation and all other agreements relating thereto, as amended, restated, supplemented or otherwise modified from time to time.

          "Books" shall mean books and records of Grantors (including all of their Records indicating, summarizing, or evidencing assets (including the Collateral) or liabilities, all Records relating to Grantor's business operations or financial conditions, and all of their goods or General Intangibles related to such information.

          "Capital Lease Obligations" shall mean a liability in respect of a capital lease that at the time any determination thereof is to be made would be required to be capitalized on a balance sheet in accordance with GAAP.

          "Capital Stock" shall mean:

          (1)  in the case of a corporation, corporate stock;

          (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

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          (3)  in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

          (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Chattel Paper" shall mean all "chattel paper" as defined in Article 9 of the UCC, including, without limitation, "electronic chattel paper" or "tangible chattel paper", as each term is defined in Article 9 of the UCC, excluding assets described in the definition of Excluded Collateral.

          "Collateral" shall have the meaning set forth in Section 2.1.

          "Collateral Agent" shall have the meaning set forth in the preamble.

          "Commercial Tort Claims" shall mean all "commercial tort claims" as defined in Article 9 of the UCC, including, without limitation, the commercial tort claims listed on Schedule 4.4(e), excluding assets described in the definition of Excluded Collateral.

          "Commodities Accounts" shall mean all "commodity accounts" as defined in Article 9 of the UCC, excluding assets described in the definition of Excluded Collateral.

          "Communications Act" shall mean the Communications Act of 1934, as amended, and the rules and regulations of the FCC, as from time to time in effect.

          "Controlled Foreign Corporation" shall mean "controlled foreign corporation" as defined in the United States Internal Revenue Code of 1986, as amended from time to time.

          "Convertible Notes Noteholders" shall have the meaning set forth in the Recitals.

          "Copyrights" shall mean (i) copyrights and copyright registrations, including, without limitation, the copyright registrations listed on Schedule 4.2(A) and (A) all renewals thereof, (B) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (C) the right to sue for past, present and future infringements and dilutions thereof, (D) the goodwill of any Grantor's business symbolized by the foregoing and connected therewith, and (E) all of any Grantor's rights corresponding thereto throughout the world; and (ii) all proceeds of any and all of the foregoing, including, without limitation, licensed royalties and proceeds of infringement suits, in each case, excluding assets described in the definition of Excluded Collateral.

          "Deposit Accounts" shall mean all "deposit accounts" as defined in
Article 9 of the UCC, excluding assets described in the definition of Excluded Collateral.

          "Document" shall mean "document" as defined in Article 9 of the UCC, excluding assets described in the definition of Excluded Collateral.

          "Equipment" shall mean all equipment (whether or not any such equipment is so attached to the real property that it constitutes fixtures), machinery, machine tools, motors, furniture, satellites, furnishings, vehicles (including motor vehicles), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions,

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replacements, substitutions, additions, and improvements to any of the foregoing, excluding assets described in the definition of Excluded Collateral.

          "Excluded Collateral" shall mean all of each Grantor's right, title, and interest in and to each of the following:

          (a) any licenses issued by the FCC to any Grantor, including, without limitation, the licenses more fully described on Schedule 1.1 to the extent, but only to the extent that such Grantor is prohibited from granting a security interest therein pursuant to the Communications Act of 1934, as amended, and the policies and regulations promulgated thereunder, but the Collateral expressly includes, to the maximum extent permitted by law, all rights incident or appurtenant to such licenses and the rights to receive all proceeds derived from or in connection with the sale, assignment or transfer of such licenses;

          (b) assets securing Purchase Money Obligations or Capital Lease Obligations permitted to be incurred under the Secured Agreements;

          (c) assets subject to that certain Amended and Restated Security Agreement, dated as of the date hereof, by the Company in favor of The Bank of New York, as collateral agent;

          (d) any assets, agreements, leases, permits or licenses or other property that are not permitted to be subjected to a Lien hereunder without the consent of third parties, which consent has not been obtained, to the extent that the requirement of such consent is not rendered ineffective (meaning that such Lien would not create a default with respect to such assets, agreements, leases, permits or licenses or other property) by Article 9 of the UCC;

          (e) the outstanding capital stock of a Controlled Foreign Corporation in excess of 65% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; provided that immediately upon the amendment of the United States Internal Revenue Code of 1986, as amended, to allow the pledge of a greater percentage of the voting power of capital stock in a Controlled Foreign Corporation without adverse tax consequences, the Collateral shall include, and each Grantor shall be deemed to have granted a security interest in, such greater percentage of capital stock of the applicable Controlled Foreign Corporation; and

          (f) all rights, title and interest of Holdings and the Company in and to the "Collateral" described in the Boeing Credit Agreement, including, without limitation, the Ground Spare Satellite Bus described therein and certain insurance proceeds relating thereto.

          "FCC" shall mean the Federal Communications Commission or any Governmental Body succeeding to the functions thereof.

          "Financial Asset" shall mean any "financial asset" as defined in
Article 8 of the UCC, excluding assets described in the definition of Excluded Collateral.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

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          "General Intangibles" shall mean any "general intangible" as defined in Article 9 of the UCC, excluding assets described in the definition of Excluded Collateral.

          "General Motors" shall have the meaning set forth in the Recitals.

          "Governmental Body" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator.

          "Grantor" shall have the meaning set forth in the preamble hereof.

          "Instrument" shall mean any "instrument" as defined in Article 9 of the UCC, excluding assets described in the definition of Excluded Collateral.

          "Intellectual Property" shall mean, collectively, the Copyrights, the Patents, the Trademarks and the Intellectual Property Licenses.

          "Intellectual Property Licenses" shall mean all rights under or interest in any Patent, Trademark or Copyright license agreements with any other party, whether a Grantor is a licensee or licensor under any such license agreement, excluding assets described in the definition of Excluded Collateral; provided, however, that Intellectual Property Licenses shall not include any license agreement in effect as of the date hereof which by its terms prohibits the grant of the security interest contemplated by this Agreement and which prohibition is not rendered ineffective (meaning that such Lien would not create a default under such license agreement) by Article 9 of the UCC, except that upon the termination of such prohibitions for any reason whatsoever, such license agreement shall be deemed to be included in Intellectual Property Licenses.

          "Intercreditor Agreement" shall have the meaning set forth in the Recitals.

          "Inventory" shall mean any "inventory" as defined in Article 9 of the UCC, excluding assets described in the definition of Excluded Collateral.

          "Investment Property" shall mean all "investment property" as defined in Article 9 of the UCC, including all Securities, Securities Accounts and Commodities Accounts, excluding assets described in the definition of Excluded Collateral.

          "Joinder Agreement" shall mean any joinder to this Agreement in substantially the form of Exhibit B.

          "Letter-of-Credit Right" shall mean any "letter-of-credit right" as defined in Article 9 of the UCC, excluding assets described in the definition of Excluded Collateral.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest and any filing of or agreement to give any financing statement, under the UCC (or equivalent statutes) of any jurisdiction.

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          "Material" shall mean, with respect to any subject matter in the context of any representation, warranty or covenant under this Agreement that can be expressed in monetary terms, an amount in excess of $5,000,000.

          "Money" shall mean "money" as defined in Article 9 of the UCC, excluding assets described in the definition of Excluded Collateral.

          "New Holders" shall mean each Person in whose name any New Note is registered from time to time.

          "New Notes" shall have the meaning set forth in the Recitals hereof.

          "New Trustee" shall have the meaning set forth in the Recitals hereof.

          "OnStar" shall have the meaning set forth in the Recitals.

          "Patents" shall mean all (i) patents and patent applications, including, without limitation, the patents and patent applications listed on
Schedule 4.2(B), and (A) all extensions and adjustments thereof, (B) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (C) the right to sue for past, present and future infringements thereof, and (D) all of Grantor's rights corresponding thereto throughout the world; and (ii) proceeds of any and all of the foregoing, including, without limitation, license royalties and proceeds of infringement suits, excluding assets described in the definition of Excluded Collateral.

          "Permitted Liens" shall mean Liens that constitute "Permitted Liens" within the meaning of each of the Secured Agreements or are otherwise not prohibited under any of the Secured Agreements.

          "Purchase Money Obligations" shall mean obligations incurred in accordance with the Secured Agreements for the purpose of financing all or any part of the purchase price or cost of acquisition, construction, installation or improvement of property, plant equipment or other assets used in the business of any Grantor; provided that the Liens attributable to such obligations cover only the assets acquired, constructed, installed or improved with such financing.

          "Record" shall mean information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.

          "Secured Agreements" shall have the meaning set forth in Section 1 of the Intercreditor Agreement.

          "Secured Obligations" shall have the meaning specified in Section 3.1.

          "Secured Parties" shall have the meaning set forth in the recitals.

          "Securities Accounts" shall mean all "securities accounts" as defined in Article 8 of the UCC, excluding assets described in the definition of Excluded Collateral.

          "Security" shall mean any "security" as defined in Article 8 of the UCC, excluding assets described in the definition of Excluded Collateral.

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          "Security Agreement Supplement" shall mean any supplement to this agreement in substantially the form of Exhibit A.

          "Subsidiary" shall have the meaning set forth in the Indenture.

          "Supporting Obligation" shall mean any "supporting obligation" as defined in Article 9 of the UCC, excluding assets described in the definition of Excluded Collateral.

          "Trademarks" shall mean (i) all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 4.2(C), and (A) all renewals thereof, (B) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (C) the right to sue for past, present and future infringements and dilutions thereof, (D) the goodwill of any Grantor's business symbolized by the foregoing and connected therewith, and (E) all of any Grantor's rights corresponding thereto throughout the world; and (ii) all proceeds of any and all of the foregoing, including, without limitation, license royalties and proceeds of infringement suits, in each case, excluding assets described in the definition of Excluded Collateral.

          "Trustee" shall have the meaning set forth in the Recitals.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context requires, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

     1.2 DEFINITIONS; INTERPRETATION. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Intercreditor Agreement or, if not defined therein, in the UCC. References to "Sections," "Exhibits" and "Schedules" shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

2.   GRANT OF SECURITY.

     2.1 GRANT OF SECURITY. Each Grantor hereby grants to Collateral Agent for its benefit and the benefit of the Secured Parties, a first priority security interest and continuing lien on all of such Grantor's right, title and interest in, to and under all property of such Grantor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (collectively, "Collateral"):

                  (A)  Accounts;

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                  (B)  Books;

                  (C)  Chattel Paper;

                  (D)  Commercial Tort Claims;

                  (E)  Deposit Accounts;

                  (F)  Documents;

                  (G)  Equipment;

                  (H)  Financial Assets;

                  (I)  General Intangibles;

                  (J)  Intellectual Property;

                  (K)  Inventory;

                  (L)  Investment Property;

                  (M)  Instruments;

                  (N)  Letter-of-Credit Rights;

                  (O)  Money;

                  (P) Cash Equivalent Investments, or other assets of any Grantor that now or hereafter come into the possession, custody, or control of Collateral Agent;

                  (Q) to the extent not otherwise included above, all Supporting Obligations relating to any of the foregoing;

                  (R) to the extent not otherwise included above, all other personal property of the Grantors of any kind or description; and

                  (S) to the extent not otherwise included above, all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing;

provided, however, notwithstanding anything herein to the contrary, in no event shall the Collateral include any Excluded Collateral.

     2.2 INTERCREDITOR AGREEMENT. Notwithstanding anything herein to the contrary, the rights and remedies of Collateral Agent hereunder shall be subject to and governed by the terms of the Intercreditor Agreement.

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3.   SECURITY FOR OBLIGATIONS.

     3.1 SECURITY FOR OBLIGATIONS. With respect to each Grantor, this Agreement secures, and the Collateral granted by such Grantor is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a) (and any successor provision thereof)), of all obligations of such Grantor hereunder and under the Secured Agreements to which such Grantor is a party, and for all Secured Obligations (as defined in the Intercreditor Agreement) (the "Secured Obligations").

     3.2 OBLIGATIONS REMAIN. Anything contained herein to the contrary notwithstanding (a) each Grantor shall remain liable under any partnership agreement or limited liability company agreement relating to any partnership interest or limited liability company interest included in the Collateral and any other contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; and (b) Collateral Agent shall not have any obligation or liability under any partnership agreement or limited liability company agreement relating to any partnership interest or limited liability company interest included in the Collateral and any other contracts and agreements included in the Collateral by reason of this Agreement, nor shall Collateral Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

4.   REPRESENTATIONS AND WARRANTIES AND COVENANTS.

     4.1 GENERALLY.

          (a) Representations and Warranties. Each Grantor hereby represents and warrants on the date hereof that:

                  (A) it is the sole legal and beneficial owner of the Collateral with respect to which it is granting a security interest hereunder free and clear of all Liens other than Permitted Liens;

                  (B) upon the filing of all UCC financing statements naming such Grantor as "Debtor" and Collateral Agent as "Secured Party" and describing the Collateral, in the filing offices set forth opposite such Grantor's name on
                       Schedule 4.1 hereof and, to the extent not subject to
                       Article 9 of the UCC, upon the recordation of the security interest granted hereunder in Patents, Trademarks and Copyrights in the applicable patent, trademark and copyright registries (including the United States Patent and Trademark Office and the United States Copyright Office), the security interests granted to Collateral Agent hereunder will constitute valid and, to the extent that a security interest in such Collateral (other than any Collateral constituting fixtures) can be perfected by the filing of financing statements under the UCC, perfected first priority Liens (subject in the case of priority only to Permitted Liens);

                  (C) no authorization, approval or other action by, and no notice to or filing with, any Governmental Body is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of

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                       Collateral Agent hereunder or (ii) the exercise by
                       Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by Section 4.1(a)(ii) above, (B) as may be required, in connection with the disposition of any Investment Property, by laws generally affecting the offering and sale of Securities and (C) to the extent any consents or approvals are required under the Assignment of Claims Act of 1940 or the Communications Act; and

                  (D) in the case of Material Instruments and Material Investment Property consisting of certificated securities, upon delivery of such instruments and the certificates representing such certificated securities (in the case of such certificated securities, duly endorsed or accompanied by duly executed instruments of assignment of transfer in blank) Collateral Agent will have a first priority perfected security interest in such Instruments and Investment Property (subject in the case of priority only to Permitted Liens).

          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

                  (A) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and such Grantor shall (A) defend the Collateral against all Persons at any time claiming any interest therein and (B) file such financing or continuation statements, or amendments thereto, as may be requested by the Collateral Agent to preserve the perfection of the security interests granted hereunder (other than any security interests in Collateral constituting fixtures);

                  (B) it shall not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

                  (C) it shall not change Grantor's name or jurisdiction of organization unless it shall have (a) notified Collateral Agent in writing, by executing and delivering to Collateral Agent a completed Security Agreement Supplement, substantially in the form of Exhibit A attached hereto, together with a supplement to Schedule 4.1, at least thirty (30) days prior to any such change, identifying such new proposed name or jurisdiction of organization and (b) taken all actions necessary to maintain the continuous validity and perfection of Collateral Agent's security interest in the Collateral intended to be granted hereby;

                  (D) it shall make payment of (i) all taxes, assessments, license fees, levies and other charges of Governmental Bodies imposed upon it which if unpaid, would be reasonably likely to become a Lien on the Collateral that is not a Permitted Lien, and (ii) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or are reasonably likely to become a Lien upon any of the Collateral other than a Permitted Lien;

                  (E) upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify Collateral Agent in writing of the levy of any legal process against the Collateral or any portion thereof; and

                  (F) it shall (i) within 15 calendar days after either the end of each calendar quarter or the request of the Collateral Agent (at the written direction of the Acting Secured Parties), report to Collateral Agent any new individual item of Collateral acquired by such Grantor during such quarter that (x) is Material, (y) is not Money, Letter-of-Credit Rights or the subject of the provisions of Section 4.4, and (z) was not previously disclosed hereunder, (ii) provide such other information and take such other actions in connection with such new Collateral as Collateral Agent (at the written direction of the Acting Secured Parties) may reasonably request, and (iii) to the extent not inconsistent with any other applicable provisions of this Agreement (including, without limitation, Section 5.1(a)(ii)), take all actions necessary to create and perfect the security interest intended to be created hereby in such new Collateral; provided, however, that any failure to comply with the requirements of this Paragraph (F) shall not constitute a Default if (I) the actions previously taken in connection with this Agreement are effective to create and perfect the security interest intended to be created hereby in such new Collateral, or (II) such failure is subsequently remedied at a time when no other Lien (other than a Permitted Lien) on such Collateral shall have attached and become perfected.

     4.2 INTELLECTUAL PROPERTY.

          (a) Representations and Warranties. Except with respect to any patents that have expired or been abandoned on the date hereof, each Grantor hereby represents and warrants, on the date hereof, that Schedule 4.2 sets forth a true and complete list of all United States federal registrations of and applications for Patents, Trademarks, and registered Copyrights owned by such Grantor and material to the business of such Grantor.

          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees as follows:

                  (A) except as permitted under the Secured Agreements, it shall not do any act or omit to do any act whereby any of the Intellectual Property which is material to the business of such Grantor may lapse, or become abandoned, dedicated to the public, or unenforceable, or which would adversely affect the validity, grant, or enforceability of the security interest granted therein or herein;

                  (B) it shall take all reasonable steps in the United States Patent and Trademark Office and the United States Copyright Office, to pursue any application and maintain any registration of each Trademark, Patent, and

                       Copyright owned by such Grantor and material to its business which is now or shall become included in the Collateral constituting Intellectual Property (except for such Intellectual Property with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration) including, but not limited to, those items on Schedule 4.2(A), (B) and (C);

                  (C) it shall (i) within 15 calendar days after either the end of each calendar year or the request of the Collateral Agent (at the written direction of the Acting Secured Parties), report to Collateral Agent (1) any new application that has been filed during the preceding calendar year in the name of such Grantor to register any Intellectual Property not constituting Excluded Collateral with the United States Patent and Trademark Office or the United States Copyright Office, and (2) any new registration of such Intellectual Property by any such office, in each case, by executing and delivering to Collateral Agent a completed Security Agreement Supplement, substantially in the form of Exhibit A attached hereto, together with a supplement to Schedule
                       4.2 and (ii) provide Collateral Agent, within ten (10) days prior to any filing described in clause (i)(1) of this Paragraph (C), written notice of such filing; provided, however, that any failure to comply with the requirements of this clause (ii) shall not constitute a Default if (I) the actions previously taken in connection with this Agreement are effective, and following such filing will continue to be effective, to create and perfect the security interest intended to be created hereby in the Intellectual Property to which such filing relates, (II) such filing relates to Intellectual Property that is not reasonably expected to be material to the business of such Grantor at the time of such filing, or (III) such failure is subsequently remedied at a time when no other Lien (other than a Permitted Lien) on the Intellectual Property to which such filing relates shall have attached and become perfected; and

                  (D) if requested by the Collateral Agent (such request to be given at the written request of the Acting Secured Parties) in connection with the actions required pursuant to Section 4.2(b)(C), it shall promptly execute and deliver to Collateral Agent any document required to acknowledge, confirm, register, record, or perfect Collateral Agent's interest in any part of the new Intellectual Property, whether now owned or hereafter acquired.

     4.3 INVESTMENT PROPERTY.

          (a) Representations and Warranties. Each Grantor hereby represents and warrants, that on the date hereof:

                  (A) Schedule 4.3 sets forth under the headings "Pledged Stock," "Pledged LLC Interests," and "Pledged Partnership Interests", all equity interests of Subsidiaries and all other Material equity interests owned by any Grantor included in the Collateral and such equity interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective companies thereof to the extent indicated on such Schedule;

                  (B) it is the record and beneficial owner of the equity interests included in the Collateral free of all Liens, rights or claims of other Persons other than Permitted Liens; and

                  (C) Schedule 4.3 sets forth under the heading "Pledged Debt" all of the Material issued and outstanding Indebtedness evidenced by an instrument or certificated security of the respective issuers thereof owing to such Grantor.

          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

                  (A)  it shall not vote to enable or take any other action to:
                       (a) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that adversely affects the validity, perfection or priority of Collateral Agent's security interest, (b) permit any of its Subsidiaries to dispose of all or a material portion of their assets in a manner which would be prohibited under the Secured Agreements or
                       (c) cause any issuer of any partnership interests or limited liability company interests included in the Collateral which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such partnership interests or limited liability company interests to be treated as securities for purposes of the UCC unless such Grantor shall take all steps necessary to establish Collateral Agent's "control" thereof;

                  (B) it shall report to the Collateral Agent the acquisition of any new Material Investment Property not previously disclosed hereunder promptly following the acquisition thereof by delivering to Collateral Agent a completed Security Agreement Supplement, substantially in the form of Exhibit A attached hereto, together with a supplement to Schedule 4.3, reflecting such new Investment Property. To the extent that any Investment Property specified on such Schedule 4.3 constitutes certificated Capital Stock of a Subsidiary or Material certificated Securities, such Grantor shall deliver such certificates to the Collateral Agent, together with undated stock powers executed in blank. Notwithstanding the foregoing, it is understood and agreed that the security interest of Collateral Agent shall attach to all Investment Property immediately upon any Grantor's acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 4.3 as required hereby;

                  (C) in the event such Grantor receives any dividends, interest, distributions or any securities or other property on account of any Collateral, then such dividends, interest, distributions, securities and other property shall be included in the definition of Collateral without further action; and

                  (D) each Grantor consents to the grant by any other Grantor of a security interest in all Investment Property to Collateral Agent.

          (c) Voting and Distributions.

                  (A) So long as no Event of Default shall have occurred and be continuing, subject to applicable laws:

                       (A) each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or any Secured Agreement; and

                       (B) Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights it is entitled to exercise pursuant to clause (A) above.

                  (B) Upon the occurrence and during the continuation of an Event of Default, subject to applicable laws and the terms of the Secured Agreements and the Intercreditor
                       Agreement:

                       (A) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

                       (B) in order to permit Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Collateral Agent all proxies, dividend payment orders and other instruments as necessary or as Collateral Agent (at the written direction of the Acting Secured Parties) may from time to time reasonably request and (2) each Grantor acknowledges that Collateral Agent may utilize the power of attorney set forth in Section 6.

     4.4 DOCUMENTS, CHATTEL PAPER, INSTRUMENTS AND DEPOSIT ACCOUNTS

          (a) If requested by the Collateral Agent in writing (such request to be given at the written direction of the Acting Secured Parties), each Grantor shall deliver to the Collateral Agent all Collateral consisting of Material Documents, Material Chattel Paper, Material promissory notes and Material

Instruments (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank, as applicable) promptly after such Grantor receives the same.

          (b) If requested by the Collateral Agent in writing (such request to be given at the written direction of the Acting Secured Parties), each Grantor shall use commercially reasonable efforts (which shall be deemed to not include any obligation to pay money to any third party other than reasonable attorney's fees and expenses of the third party or other de minimus payments) to obtain authenticated control agreements from each issuer of uncertificated Securities, securities intermediary, or commodities intermediary issuing or holding any Material Financial Assets for the account of such Grantor.

          (c) If requested by the Collateral Agent in writing (such request to be given at the written direction of the Acting Secured Parties), each Grantor shall use commercially reasonable efforts (which shall include customary fees charged by third parties that act as intermediaries but shall not be deemed to include any obligation to pay money to any third party other than reasonable attorney's fees and expenses of the third party or other de minimus payments) to obtain a control agreement with each bank or financial institution holding a Material Deposit Account for such Grantor, which agreement shall be in form and substance reasonably satisfactory to the Collateral Agent.

          (d) Each Grantor shall take all steps necessary to grant the Collateral Agent control of all Material electronic chattel paper in accordance with the UCC.

          (e) Each Grantor hereby represents and warrants, on the date hereof, that Schedule 4.4(e) sets forth all Material Commercial Tort Claims held by such Grantor against third parties. If requested by the Collateral Agent in writing (such request to be given at the written request of the Acting Secured Parties), each Grantor shall identify any new Material Commercial Tort Claims held by it at such time and shall deliver a completed Security Agreement Supplement, substantially in the form of Exhibit A attached hereto, together with a supplement to Schedule 4.4(e) identifying such new Commercial Tort Claims.

Upon the occurrence and during the continuance of an Event of Default, each Grantor shall not, without the Collateral Agent's prior written consent (such consent to be given at the written direction of the Required Secured Parties), grant any extension of the time of payment for any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whosoever thereon, other than extensions, credit, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with prudent and standard practices used in the industry in which such Grantor is engaged.

5.   FURTHER ASSURANCES; ADDITIONAL GRANTORS.

     5.1 FURTHER ASSURANCES

          (a) Each Grantor agrees that from time to time, at the expense of such Grantor, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or reasonably requested by Collateral Agent (such request to be given at the written request of the Acting Secured Parties) in order to create and/or maintain the validity, perfection or priority of and protect or enforce any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral; provided, however, that (i) so long as no Default of Event of Default shall have occurred and be continuing, such Grantor shall not be required to take any actions to perfect or protect the security interest granted hereunder or enable the Collateral Agent to exercise and enforce its rights and remedies with respect to the Collateral other than as is expressly required pursuant to Sections 4.1, 4.2, 4.3 and 4.4 hereof and (ii) in no event shall such Grantor be obligated to perfect security interests in fixtures or obtain consents, waivers, acknowledgment or access agreements from any landlord, bailee or other similar party. Without limiting the generality of the foregoing, each Grantor shall:

                  (A) at any reasonable time and upon reasonable notice by Collateral Agent, exhibit the Collateral to and allow inspection of the Collateral by Collateral Agent, or persons designated by Collateral Agent; and

                  (B) appear in and defend any action or proceeding that may affect Grantor's title to or Collateral Agent's security interest in all or any part of the Collateral.

          (b) Each Grantor hereby authorizes Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in all jurisdictions and with all filing offices as are necessary or advisable to perfect the security interest granted to Collateral Agent herein, and the Collateral Agent hereby authorizes each Grantor to make any such filings contemplated by this Section 5.1(b). Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as is necessary, advisable or customary to ensure the perfection of the security interest in the Collateral granted to Collateral Agent herein. Each Grantor shall, promptly upon request by Collateral Agent (such request to be given at the written request of the Acting Secured Parties), furnish to Collateral Agent statements and schedules further identifying and describing the Collateral, all in reasonable detail.

          (c) Each Grantor hereby authorizes Collateral Agent to modify this Agreement after obtaining such Grantor's approval of or signature to such modification by amending Schedule 4.2 to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest; provided such approval or signature of Grantor shall not be required so long as an Event of Default exists.

     5.2 ADDITIONAL GRANTORS. From time to time subsequent to the date hereof, additional Persons may become Additional Grantors, by executing a Joinder Agreement substantially in the form attached hereto as Exhibit B. Upon delivery of any such Joinder Agreement to Collateral Agent, notice of which is hereby waived by Grantors, (a) each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto and (b) the supplemental schedules thereto shall be incorporated into and become a part of and supplement the respective schedules to this Agreement; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to such Joinder Agreement. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

6.   ATTORNEY-IN-FACT.

     6.1 POWER OF ATTORNEY. Each Grantor hereby irrevocably appoints Collateral Agent (such appointment being coupled with an interest) as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor then in effect, from time to time in its discretion to take any action permitted under this Agreement and consistent with the relevant provisions of the Intercreditor Agreement and to execute any instrument that it may deem reasonably necessary or advisable to accomplish the purposes of this Agreement and the Intercreditor Agreement, including, without limitation, the following:

          (a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by Grantors pursuant to the Secured Agreements;

          (b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above, subject in all respects to the rights of any lender under the Credit Agreement to receive, endorse and collect the same;

          (d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Collateral Agent with respect to any of the Collateral;

          (e) to prepare and file any UCC financing statements against such Grantor as debtor;

          (f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as assignor;

          (g) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same, any such payments made by Collateral Agent to become obligations of such Grantor to Collateral Agent, due and payable immediately without demand; and

          (h) upon the occurrence and during the continuance of any Event of Default and subject to the provisions of the UCC, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Collateral Agent were the absolute owner thereof for all purposes, and to do, at Collateral Agent's option and such Grantor's expense, at any time or from time to time, all acts and things necessary to protect, preserve or realize upon the Collateral and Collateral Agent's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     6.2 NO DUTY ON THE PART OF COLLATERAL AGENT. The powers conferred on Collateral Agent hereunder are solely to protect the interests of Collateral Agent in the Collateral and shall not impose any duty upon Collateral Agent to exercise any such powers. Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. No provision of this Agreement shall require Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

7.   REMEDIES.

     7.1 GENERALLY.

          (a) Upon the occurrence and during the continuation of any Event of Default, Collateral Agent may, subject to the requirements of the Intercreditor Agreement and applicable law, including regulatory requirements, exercise any and all remedies and other rights provided under this Agreement and by applicable law, including, without limitation, the following:

                  (A) require Grantors to, and Grantors hereby agree that they shall at their expense and promptly upon request of Collateral Agent forthwith, assemble all or part of the Collateral as directed by Collateral Agent and make it available to Collateral Agent at a place to be designated by Collateral Agent that is reasonably convenient to all parties;

                  (B) enter onto the property where any Collateral is located and take possession thereof with or without judicial process if such may be done without a breach of the peace; and

                  (C) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Collateral Agent may deem commercially reasonable.

          (b) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC or any other applicable laws and also may without notice, except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the each Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (c) All amounts and proceeds (including checks and other instruments) received by any Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof following the occurrence and during the continuance of an Event of Default shall be received in trust for the benefit of Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 7.2 following the occurrence and during the continuance of an Event of Default. Upon demand from Collateral Agent, Grantors shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

          (d) Each Grantor hereby expressly waives and covenants not to assert any appraisement, valuation, extension, redemption or similar laws, now or at any time hereafter in force, which might delay, prevent or otherwise impede the performance or enforcement of this Agreement.

     7.2 APPLICATION OF PROCEEDS. Any cash held by Collateral Agent as Collateral and all cash proceeds received by Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral shall be held by Collateral Agent as Collateral for, and then or at any time thereafter applied (after the payment of any amounts payable to Collateral Agent pursuant to Section 11.2 hereof) in whole or in part by Collateral Agent for the benefit of the Secured Parties against the Secured Obligations in such order of application as is required by the Intercreditor Agreement. Any surplus of such cash or cash proceeds held by Collateral Agent and remaining after payment of all of the Secured Obligations shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

     7.3 INVESTMENT PROPERTY. Each Grantor acknowledges and agrees that Collateral Agent may elect, with respect to the offer or sale of any or all of the Collateral constituting Investment Property or Securities, to conduct such offer and sale in such a manner as to avoid the need for registration or qualification of the Collateral or the offer and sale thereof under any federal or state securities laws and that Collateral Agent is authorized to comply with any limitation or restriction in connection with such sale as counsel may advise Collateral Agent is necessary in order to avoid any violation of applicable law or avoid obtaining approval of the sale or of the purchaser by any Governmental Body, including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, requiring that such prospective bidders and purchasers have certain qualifications, and restricting such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral. Each Grantor further acknowledges and agrees that any such transaction may be at prices and on terms less favorable than those which may be obtained through a public sale and not subject to such restrictions and agrees that, notwithstanding the foregoing, Collateral Agent is under no obligation to conduct any such public sale and may elect to impose any or all of the foregoing restrictions, or any other restrictions which may be necessary or desirable in order to avoid any such registration or qualification, at its sole discretion or with the consent or direction of the parties entitled to give direction pursuant to the Intercreditor Agreement.

     7.4 INTELLECTUAL PROPERTY.

          (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, subject to the Intercreditor Agreement:

                  (A) Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, Collateral Agent or otherwise, in Collateral Agent's sole discretion, to enforce any Intellectual Property which is material to such Grantor's business, in which event such Grantor shall, at the request of Collateral Agent, do any and all lawful acts and execute any and all documents required by Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify Collateral Agent as provided in Section 10 hereof in connection with the exercise of its rights under this Section, and, to the extent that Collateral Agent shall elect not to bring suit to enforce any Intellectual Property which is material to such Grantor's business as provided in this Section, such Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any such Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement;

                  (B) upon written demand from Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to Collateral Agent all of such Grantor's right, title and interest in and to the Intellectual Property and shall execute and deliver to Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

                  (C) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Collateral Agent receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property; and

                  (D) Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.

          (b) If (i) an Event of Default shall have occurred and no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to Collateral Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor's sole cost and expense, such assignments or other transfers as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by Collateral Agent; provided, after giving effect to such reassignment, Collateral Agent's security interest granted pursuant hereto, as well as all other rights and remedies of Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any Liens granted by or on behalf of Collateral Agent.

          (c) Solely for the purpose of enabling Collateral Agent to exercise rights and remedies under this Section 7 and at such time as Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Collateral Agent, to the extent it has the right to do so an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.

     7.5 FCC LICENSES.

          Notwithstanding anything to the contrary contained in this Agreement, the Intercreditor Agreement, the Secured Agreements or in any other agreement, instrument or document executed by any Grantor in connection with the Secured Agreements, to the extent that any FCC license is included in the Collateral, the Collateral Agent will not take any action pursuant to any document referred to above which would constitute or result in any assignment of any FCC license or any change of control (whether de jure or de facto) of any Grantor or subsidiary of any Grantor if such assignment of any FCC license or change of control would require, under then existing law, the prior approval of the FCC without first obtaining such prior approval of the FCC. Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, subject to terms and conditions of this Agreement, each Grantor agrees to take any action that Collateral Agent may reasonably request in order to obtain from the FCC such approval as may be necessary to enable Collateral Agent to exercise and enjoy the full rights and benefits granted to Collateral Agent by this Agreement and the other documents referred to above, including specifically, at the cost and expense of each Grantor, the use of its best efforts to assist in obtaining approval of the FCC for any action or transaction contemplated by this Agreement for which such approval is or shall be required by law, and specifically, without limitation, upon request, to prepare, sign and file with the FCC the assignor's or transferor's portion of any application or applications for consent to the assignment of license or transfer of control necessary or appropriate under the FCC's rules and regulations for approval of
(i) any sale or other disposition of the Collateral by or on behalf of Collateral Agent, or (ii) any assumption by Collateral Agent of voting rights in the Collateral effected in accordance with the terms of this Agreement. It is understood and agreed that all foreclosure and related actions will be made in accordance with the Communications Act and other applicable FCC regulations and published policies and decisions.

8.   CONTINUING SECURITY INTEREST; TERMINATION AND RELEASE.

          (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of all of the Secured Obligations, (ii) be binding upon the each Grantor, its successors and assigns and (iii) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent, the Secured Parties and their respective successors, transferees and assigns.

          (b) Subject to Section 314(d) of the Trust Indenture Act of 1939, notwithstanding anything to the contrary in this Section 8, (i) the security interests created under this Agreement shall terminate upon the termination of the Intercreditor Agreement pursuant to Section 8.10 thereof or, if later, payment in full of the Secured Obligations, and (ii) the security interests created under this Agreement with respect to any Collateral that is permitted to be released pursuant to Section 6.8 of the Intercreditor Agreement shall automatically be released and, in each case, the Collateral Agent shall, at the request and expense of any Grantor (and, if requested by the Collateral Agent, upon the delivery of an officer's certificate by the Company certifying that such release is permitted under the Secured Agreements), cause to be assigned, transferred and delivered, against receipt but without recourse, warranty or representation whatsoever, all Collateral subject to such termination or release, as applicable, to or on the order of such Grantor, and shall execute and deliver to such Grantor at Grantor's expense such documents and instruments as such Grantor may reasonably request to evidence the release of such Collateral from the Lien of this Agreement, including, without limitation, any UCC termination statements and any filings with the United States Patent and Trademark Office or the United States Copyright Office.

9.   STANDARD OF CARE; SECURED PARTY MAY PERFORM.

     The powers conferred on Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Collateral Agent accords its own similar property. None of the Collateral Agent, any Secured Party or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of Collateral Agent incurred in connection therewith shall be payable by each Grantor under
Section 11.2 hereof. The Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

10.  INDEMNITY.

          (a) Each Grantor agrees to jointly and severally indemnify and hold harmless Collateral Agent and the Secured Parties, the respective affiliates of Collateral Agent and the Secured Parties, and the respective officers, directors, employees, agents (including, without limitation each of their counsel), and controlling persons of Collateral Agent and the Secured Parties, and each such affiliate (each, an "Indemnified Party") from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and costs and expenses (including, without limitation, the reasonable fees and disbursements of counsel and with respect to Collateral Agent, reasonably allocated costs and expenses of in-house counsel and legal staff) of every nature and character arising out of or in connection with any actual or threatened claim, litigation, investigation or proceeding relating to this Agreement or the Secured Agreements or the transactions contemplated hereby or thereby (other than any such actions or expenses resulting, as determined by a final order of a court of competent jurisdiction, from the gross negligence or willful misconduct of the Indemnified Party seeking indemnification hereunder), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of in-house counsel and legal staff incurred in connection with any such claim investigation, litigation or other proceeding whether or not such Indemnified Party is a party thereto, and each Grantor agrees to reimburse each Indemnified Party, upon demand, for all out-of-pocket costs and expenses (including, without limitation, the reasonable fees and disbursements of counsel and with respect to Collateral Agent and the Secured Parties, reasonably allocated costs and expenses of in-house counsel and legal staff) incurred in connection with any of the foregoing. In litigation, or the preparation therefor, Indemnified Parties shall each be entitled to select their own counsel and, in addition to the foregoing indemnity, each Grantor agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of any Grantor under this Section 10 are unenforceable for any reason, such Grantor hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law.

          (b) No Grantor shall make any claim against any Indemnified Party for any special, indirect or consequential damages in respect of any breach or wrongful conduct (whether the claim therefor is based in contract, tort or duty imposed by law) in connection with, arising out of or in any way related to the transactions contemplated by, and the relationship established by the Secured Agreements, or any act, omission or event occurring in connection therewith, and hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in such Grantor's favor.

          (c) The covenants contained in this Section 10 shall survive payment or satisfaction in full of all other of the Secured Obligations.

11.  MISCELLANEOUS.

     11.1 NOTICES. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given to a Grantor or Collateral Agent shall be sent to such Person's address as set forth in the Intercreditor Agreement. All such notices and other communications shall, when mailed or telecopied, be effective when deposited in the mails or transmitted by telecopier, respectively.

     11.2 EXPENSES. Each Grantor will upon demand make payment to Collateral Agent of any and all reasonable out-of-pocket sums, costs and expenses, which Collateral Agent may pay or incur pursuant to the provisions of this Agreement or in perfecting, defending, protecting or enforcing this Agreement or the security interests granted herein or in enforcing payment of all of the Secured Obligations or otherwise in connection with the provisions hereof, including, but not limited to court costs, reasonable collection charges, reasonable travel expenses, and reasonable attorneys' fees and expenses (including with respect to Collateral Agent, the reasonable allocated costs and expenses of in-house counsel and legal staff) all of which together with interest at the highest rate then payable under the Indenture, shall be part of the Secured Obligations. The covenants in this Section 11.2 shall survive payment or satisfaction in full of all other of the Secured Obligations.

     11.3 AMENDMENTS AND WAIVERS. Subject to the requirements of Section 6.6 and 6.7 of the Intercreditor Agreement, any consent or approval required or permitted by this Agreement to be given by Collateral Agent may be given, and any term of this Agreement, may be amended, and the performance or observance by the Grantors of any terms of this Agreement, or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Grantors and the written consent of Collateral Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of Collateral Agent or any Secured Party in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Grantors shall entitle the Grantors to other or further notice or demand in similar or other circumstances. Upon the delivery of any Security Agreement Supplement, the supplemental schedules thereto shall be incorporated into and become a part of and supplement the respective schedules to this Agreement; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to such Security Agreement Supplement.

     11.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns including all persons who become bound as Grantor to this Agreement. No Grantor shall, except as permitted under the Secured Agreements, assign any right, duty or obligation hereunder.

     11.5 INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

     11.6 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties and agreements made herein shall survive the execution and delivery hereof. Notwithstanding anything herein or implied by law to the contrary, the agreements of Grantors set forth in Sections 10 and 11.2 shall survive the payment of the Secured Obligations under the Indenture and the termination hereof.

     11.7 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Collateral Agent in the exercise of any power, right or privilege hereunder or under any Secured Agreement shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights, powers and remedies existing under this Agreement and the Secured Agreements are cumulative, and not exclusive of, any rights or remedies otherwise available. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

     11.8 MARSHALING; PAYMENTS SET ASIDE. The Collateral Agent shall not be under any obligation to marshal any assets in favor of any Grantor or any other Person or against or in payment of any or all of the Secured Obligations.

     11.9 SEVERABILITY. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     11.10 HEADINGS. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

     11.11 APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any conflicts of laws principles thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

     11.12 CONSENT TO JURISDICTION. Each Grantor hereby appoints C T Corporation System (the "Process Agent") at 111 Eighth Avenue, New York, New York 10011, as its legally authorized process agent to accept service on behalf of such Grantor. Each Grantor agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of New York or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and service of process in any such suit being made upon such Grantor by mail to the Process Agent at the address specified above. Each Grantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     11.13 WAIVER OF JURY TRIAL. Each Grantor hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Agreement, or any of the Secured Agreements, any rights or obligations hereunder or thereunder or the performance of such rights and obligations.

     11.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     11.15 EFFECTIVENESS. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Collateral Agent of written or telephonic notification of such execution and authorization of delivery thereof.

     11.16 ENTIRE AGREEMENT. This Agreement and the Intercreditor Agreement embody the entire agreement and understanding between Grantors and Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. There are no unwritten oral agreements between the parties.

     11.17 TRUST INDENTURE ACT CONTROLS. If any provision of this Agreement limits, qualifies or conflicts with the duties imposed by the Trust Indenture Act of 1939 as in effect on the date of this Agreement, the imposed duties shall control.

      [Remainder of page intentionally left blank; signature page follows.]

     IN WITNESS WHEREOF, Grantors and Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                             XM SATELLITE RADIO INC.

                             By:   /s/ Joseph M. Titlebaum
                                -----------------------------------------
                                   Name: Joseph M. Titlebaum
                                   Title: Senior Vice President, General Counsel
                                          and Secretary

                             XM SATELLITE RADIO HOLDINGS INC.

                             By:   /s/ Joseph M. Titlebaum
                                -----------------------------------------
                                   Name: Joseph M. Titlebaum
                                   Title: Senior Vice President, General Counsel
                                          and Secretary

                            XM EQUIPMENT LEASING LLC

                             By:   /s/ Joseph M. Titlebaum
                                -----------------------------------------
                                   Name:  Joseph M. Titlebaum
                                   Title: Senior Vice President, General Counsel
                                          and Secretary


Security Agreement

                           (Continued Signature Page)

                             THE BANK OF NEW YORK,
                             as Collateral Agent

                             By:   /s/ John Guiliano
                                -----------------------------------------
                                   Name: John Guiliano
                                   Title: Vice President


Security Agreement

                                                                    SCHEDULE 1.1
                                                           TO SECURITY AGREEMENT

      Current FCC Licenses, Special Temporary Authorizations ("STAs"), and
                              Pending Applications

1.       Satellite

Licenses
-------------------------------------------------------------------------------------------------------------------
Licensee           Type of            Call    FCC File Number            Grant Date  Current Expiration Date
Name               Authorization      Sign
------------------------------------------------------------------------------------------------------------------
XM Radio Inc.      Satellite Digital  S2118   SAT-L/A-19930115-00011     10/16/1997  Eight years from
                   Audio Radio                (Order and Authorization,              Company's certification to
                   Service (DARS)             13 FCC Rcd 8829 (1997))                FCC that first satellite has
                   License                                                           been successfully placed
                                                                                     into orbit and operations
                                                                                     fully conform to terms and
                                                                                     conditions of authorization
------------------------------------------------------------------------------------------------------------------
XM Radio Inc.      Satellite Digital  S2119   SAT-L/A-19930115-00010     10/16/1997  Eight years from
                   Audio Radio                (Order and Authorization,              Company's certification to
                   Service (DARS)             13 FCC Rcd 8829 (1997))                FCC that first satellite has
                   License                                                           been successfully placed
                                                                                     into orbit and operations
                                                                                     fully conform to terms and
                                                                                     conditions of authorization
------------------------------------------------------------------------------------------------------------------
XM Radio Inc.      Modification of   S2118    SAT-MOD-20000131-00051     3/16/2001   Same as above
                   Satellite Digital S2119    SAT-MOD-20000131-00052
                   Audio Radio                (Order and Authorization,
                   Service (DARS)             DA 01-699 (2001))
                   License
------------------------------------------------------------------------------------------------------------------

2.       Earth Stations

Licenses
------------------------------------------------------------------------------------------------------------------
Licensee           Type of Authorization          Call      FCC File Number            Grant Date  Expiration
Name                                              Sign                                             Date
------------------------------------------------------------------------------------------------------------------
XM Radio Inc.      3.8 Meter Transmit/Receive     E000724   SES-LIC-20001204-02301     1/22/2001   1/22/2011
                   C-band Earth Station
                   (Washington, DC)
------------------------------------------------------------------------------------------------------------------
XM Radio Inc.      Two X-band/S-band Earth        E000158   SES-LIC-20000407-00536     3/20/2001   3/20/2011
                   Stations (Washington, DC)                SES-AMD-20000525-00867
------------------------------------------------------------------------------------------------------------------

3.       Terrestrial Repeaters

STA
------------------------------------------------------------------------------------------------------------------
Licensee           Type of Authorization        FCC File Number            Grant Date       Expiration Date
Name
------------------------------------------------------------------------------------------------------------------
XM Radio Inc.      STA to Operate               SES-STA-20010712-00063     9/17/2001        3/18/2002
                   Terrestrial Repeaters for
                   Commercial Service
------------------------------------------------------------------------------------------------------------------
XM Radio Inc.      Request to Extend            SAT-STA-20020311-00049     Pending          Able to operate in
                   9/17/2001 STA to                                                         accordance with
                   Operate Terrestrial                                                      original STA until
                   Repeaters for                                                            FCC rules otherwise
                   Commercial Service
------------------------------------------------------------------------------------------------------------------
XM Radio Inc.      Request to Operate           SAT-STA-20020815-00153     9/30/2002        3/30/2003
                   Repeaters in Tulsa and
                   Little Rock
------------------------------------------------------------------------------------------------------------------

                                                                    SCHEDULE 1.1
                                                           TO SECURITY AGREEMENT

4.       Experimental Licenses to Test Terrestrial Repeaters

-----------------------------------------------------------------------------------------------------------
Licensee           Type of           Call        FCC File Number     Grant Date        Expiration Date
Name               Authorization     Sign
-----------------------------------------------------------------------------------------------------------
XM Radio Inc.      National          WB2XCA      160-EX-ML-2000      8/23/2000         9/1/2005
                   Experimental
                   License to Test
                   Terrestrial
                   Repeaters
-----------------------------------------------------------------------------------------------------------

                                                                    SCHEDULE 4.1
                                                           TO SECURITY AGREEMENT

Financing Statement Filing Offices:

Name of Grantor                      Filing Jurisdiction(s)

XM Satellite Radio Inc.              Secretary of State of the State of Delaware
XM Satellite Radio Holdings Inc.     Secretary of State of the State of Delaware
XM Equipment Leasing LLC             Secretary of State of the State of Delaware

                                                                    SCHEDULE 4.2
                                                           TO SECURITY AGREEMENT

                              INTELLECTUAL PROPERTY

A.  Copyrights:

No registered copyrights.

B.  Patents:

---------------------------------------------
              Application No.
---------------------------------------------
09/318,296
---------------------------------------------
09/435,315
---------------------------------------------
09/435,316
---------------------------------------------
09/434,751
---------------------------------------------
09/318,149
---------------------------------------------
09/318,031
---------------------------------------------
09/318,314
---------------------------------------------
09/461,699
---------------------------------------------
09/688,824
Based on Serial No. 09/318,938
---------------------------------------------
09/433,864
---------------------------------------------
09/388,926
---------------------------------------------
09/388,371
---------------------------------------------
09/433,862
---------------------------------------------
09/695,226
---------------------------------------------
09/695,081
---------------------------------------------
60/200,463
---------------------------------------------
09/844,699
Based on application No. 60/200,463
---------------------------------------------
09/695,228
---------------------------------------------
09/695,315
---------------------------------------------
09/695,139
---------------------------------------------
60/241,361
---------------------------------------------
60/241,362
---------------------------------------------
09/867,687
---------------------------------------------
09/849,273
(CIP of patent No. 6,229,824)
---------------------------------------------
09/849,237
(CIP of patent No. 6,229,824)
---------------------------------------------
09/874,471
---------------------------------------------
09/874,741
---------------------------------------------
09/847,801
---------------------------------------------
09/874,807
---------------------------------------------
09/931,101
---------------------------------------------
09/918,881
---------------------------------------------
09/968,821
---------------------------------------------
09/968,945
---------------------------------------------
09/994,550
---------------------------------------------
10/039,348
---------------------------------------------
10/036,870
---------------------------------------------

                                                                    SCHEDULE 4.2
                                                           TO SECURITY AGREEMENT
---------------------------------------------
               Application No.
---------------------------------------------
10/039,324
---------------------------------------------
09/982,112
(Combines patent applications no.
60/241,361 and 60/241,362 into single
non-provisional application)
---------------------------------------------
10/114,630
---------------------------------------------
10/108,349
---------------------------------------------
10/238,555
---------------------------------------------
10/247,743
---------------------------------------------
09/747,567
---------------------------------------------
10/218,176
---------------------------------------------

Abandoned applications not included.

------------------------------------------------------------------------------------------------------------------
                       Patent Title                         Patent No.          Owner
------------------------------------------------------------------------------------------------------------------
System for providing signals from an auxiliary source to    6,493,546           XM Satellite Radio Inc.
a radio receiver using a wireless link
------------------------------------------------------------------------------------------------------------------
Combination linearly polarized and quadrifilar antenna      6,483,471           XM Satellite Radio, Inc.
------------------------------------------------------------------------------------------------------------------
System for method of jointly optimizing the transmit        6,470,058           XM Satellite Radio
antenna patterns of two geostationary satellites in a
satellite broadcasting system
------------------------------------------------------------------------------------------------------------------
Method and apparatus for selectively operating satellites   6,442,385           XM Satellite Radio Inc.
in tundra orbits to reduce receiver buffering
requirements for time diversity signals
------------------------------------------------------------------------------------------------------------------
Vehicle antenna assembly for receiving satellite            6,421,020           XM Satellite Radio Inc.
broadcast signals
                                                                                Assignment of assignors interest
                                                                                from Newman Family Partnership,
                                                                                Ltd. to Unitrak Services, L.P.
                                                                                recorded July 17, 2002 at
                                                                                Reel/Frame 13101/0198
------------------------------------------------------------------------------------------------------------------
Method and apparatus for dispatch communications in a       6,397,076           XM Satellite Radio, Inc.
broadcast radio system
------------------------------------------------------------------------------------------------------------------
Method and system for providing geographic specific         6,347,216           XM Satellite Radio Inc.
services in a satellite communication network
------------------------------------------------------------------------------------------------------------------
Vehicle antenna assembly for receiving satellite            6,295,033           XM Satellite Radio Inc.
broadcast signals
------------------------------------------------------------------------------------------------------------------
System for providing audio signals from an auxiliary        6,272,328           XM Satellite Radio Inc.
audio source to a radio receiver via a DC power line
------------------------------------------------------------------------------------------------------------------
Dual coupled vehicle glass mount antenna system             6,232,926           XM Satellite Radio Inc.
------------------------------------------------------------------------------------------------------------------
Method and apparatus for concatenated convolutional         6,229,824           XM Satellite Radio Inc.
encoding and interleaving
------------------------------------------------------------------------------------------------------------------
Folded helix antenna design                                 6,229,499           XM Satellite Radio, Inc.
------------------------------------------------------------------------------------------------------------------
Method and apparatus for continuous cross-channel           6,154,452           XM Satellite Radio Inc.
interleaving
------------------------------------------------------------------------------------------------------------------

                                                                    SCHEDULE 4.2
                                                           TO SECURITY AGREEMENT

------------------------------------------------------------------------------------------------------------------
                       Patent Title                         Patent No.          Owner
------------------------------------------------------------------------------------------------------------------
Satellite digital audio radio service tuner architecture    6,510,317           XM Satellite Radio, Inc.
for reception of satellite and terrestrial signals
------------------------------------------------------------------------------------------------------------------

C. Federally Registered Trademarks/Service Marks, and Trademark/Service Mark
   Applications:

---------------------------------------------------------------------------------------------------------------
                           Mark                             App. / Reg. No.     Owner
---------------------------------------------------------------------------------------------------------------
"EVERYTHING...ALL THE TIME"                                 2,660,543           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
(TOP)20(OCN20                                               2,650,866           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
???ASK! (Stylized)                                          76/456,277          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
AGUILA                                                      2,582,245           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
AMERICAN PUBLIC RADIO                                       76/456,276          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
AQUILA!                                                     76/228,477          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
ASK XM                                                      76/021,957          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
AUDIO VISIONS                                               2,595,310           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
BABBLE ON                                                   76/281,156          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
BEYOND AM. BEYOND FM.                                       2,633,014           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
BEYOND JAZZ                                                 2,572,164           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
BLUEGRASS JUNCTION                                          2,245,090           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
BLUEGRASS JUNCTION                                          76/241,591          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
BONE YARD                                                   2,622,244           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
BPM                                                         2,660,679           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
BUZZ                                                        76/355,367          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
BUZZ XM                                                     76/355,368          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
CARICIA                                                     76/315,600          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
CHROME                                                      2,655,860           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
CINEMAGIC                                                   2,613,210           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
CLUB 82                                                     2,592,906           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
CROSS COUNTRY                                               2,640,784           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
C-WAVE                                                      76/228,478          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
DEEP TRACKS                                                 2,586,173           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
EARTH SOUNDS                                                76/281,157          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
ETHEL                                                       2,618,959           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
FINE TUNING                                                 2,564,380           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
FIRST THERE WAS AM, THEN FM, NOW...XM SATELLITE RADIO       2,643,696           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
FRANK'S PLACE                                               2,595,309           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
FRED                                                        76/281,215          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
HANK'S PLACE                                                2,586,174           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
HIGHWAY15                                                   76/315,601          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
HIP HOP UNCUT                                               76/241,589          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
LIQUID METAL                                                2,643,695           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
LIVING, BREATHING RADIO                                     76/203,953          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
LUNA                                                        2,613,510           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
MIXX XM                                                     76/228,479          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
ON BROADWAY                                                 2,654,778           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
ON THE ROCKS                                                76/281,218          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
OPEN ROAD                                                   2,660,677           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------

                                                                    SCHEDULE 4.2
                                                           TO SECURITY AGREEMENT

---------------------------------------------------------------------------------------------------------------
                           Mark                             App. / Reg. No.     Owner
---------------------------------------------------------------------------------------------------------------
RADIO AT FULL THROTTLE                                      2,624,806           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
RADIO SHOW                                                  76/022,820          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
RADIO TAJ                                                   76/228,815          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
RADIO TO THE POWER OF X                                     2,667,134           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
REAL JAZZ                                                   76/002,802          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
SKYFI (& Design)                                            76/422,857          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
SOUL STREET                                                 2,624,362           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
SPECIAL X                                                   2,595,311           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
SPIRIT                                                      2,618,958           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
THE FISH                                                    2,660,680           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
THE FLOW                                                    2,627,752           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
THE GROOVE                                                  76/281,212          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
THE HEART                                                   2,613,211           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
THE JOINT                                                   2,652,379           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
THE LOFT                                                    76/241,586          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
THE MOVE                                                    2,660,678           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
THE NEXT GENERATION OF RADIO                                76/348,279          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
THE POWER                                                   76/228,703          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
THE RHYME                                                   76/281,211          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
THE TORCH                                                   76,281,220          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
THE ULTIMATE RADIO EXPERIENCE                               76/203,960          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
UNSIGNED                                                    76/183,787          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
U-POP                                                       76/315,771          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
VIBRA                                                       76/228,701          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
VOX!                                                        76/183,817          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
WATERCOLORS                                                 2,564,379           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
WEIRDNESS                                                   76/183,789          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
WORLD ZONE                                                  2,595,889           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
X COUNTRY                                                   2,655,819           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
XM                                                          2,547,677           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
XM (& Design)                                               2,556,817           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
XM CAFE                                                     76/002,570          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
XM CLASSICS                                                 2,613,209           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
XM COMEDY                                                   2,652,593           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
XM DIRT                                                     76/002,822          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
XM KIDS                                                     76/002,569          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
XM MUSIC LAB                                                2,666,915           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
XM PREVIEW                                                  2,583,273           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
XM PUBLIC RADIO                                             76/185,774          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
XM READY (&Design)                                          2,621,205           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
XM STINKERS                                                 76/002,823          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
XMLM                                                        2,572,185           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
XMU                                                         2,608,188           XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
XPERIENCE XM                                                76/203,958          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------
YOU'LL NEVER HEAR RADIO THE SAME WAY AGAIN                  76/210,828          XM Satellite Radio Inc.
---------------------------------------------------------------------------------------------------------------

Abandoned applications not included.

                                                                    SCHEDULE 4.3
                                                           TO SECURITY AGREEMENT

                          MATERIAL INVESTMENT PROPERTY

Pledged Stock:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                  No. of      % of
                                                                                                  Shares   Outstanding
                                                                                                    of       Stock of
                                                         Class of  Certificated  Stock      Par   Pledged   the Stock
            Grantor                  Stock Company        Stock      (Y/N)      Cert. No.  Value   Stock     Company
-----------------------------------------------------------------------------------------------------------------------
XM Satellite Radio Holdings    XM Satellite Radio Inc.    Common        Y           5      $ .10    125       100%
Inc.
-----------------------------------------------------------------------------------------------------------------------
XM Satellite Radio Inc.        XM EMall Inc.              Common        Y           1      $ .01    100       100%
-----------------------------------------------------------------------------------------------------------------------
XM Satellite Radio Inc.        XM Innovations Inc.        Common        Y           1      $ .01    100       100%
-----------------------------------------------------------------------------------------------------------------------
XM Satellite Radio Inc.        XM Capital Resources Inc.  Common        Y           1      $ .01    100       100%
-----------------------------------------------------------------------------------------------------------------------

Pledged Partnership Interests:

None.

Pledged LLC Interests:

1)       XM 1500 Eckington LLC

         XM Satellite Radio Holdings Inc. is the sole member of XM 1500 Eckington LLC. The LLC interest held by XM Satellite Radio Holdings Inc. is not certificated.

2)       XM Equipment Leasing LLC

         XM Satellite Radio Inc. is the sole member of XM Equipment Leasing LLC. The LLC interest held by XM Satellite Radio Inc. is not certificated.

3)       XM Orbit LLC

         XM Orbit LLC's certificate of formation has been filed with the Delaware Secretary of State but no limited liability company agreement for XM Orbit LLC has been executed. As a result, XM Orbit LLC currently has no members, and no LLC interest in XM Orbit LLC has been acquired by any person or entity.

Pledged Debt:

None.

                                                                 SCHEDULE 4.4(e)
                                                           TO SECURITY AGREEMENT

                             COMMERCIAL TORT CLAIMS

None.

                                                                       EXHIBIT A
                                                           TO SECURITY AGREEMENT

                     FORM OF SECURITY AGREEMENT SUPPLEMENT

       This SECURITY AGREEMENT SUPPLEMENT, dated [mm/dd/yy] (the "Supplement"), is delivered pursuant to the Security Agreement, dated as of January 28, 2003 (as it may be from time to time amended, restated, modified or supplemented, the "Security Agreement"), among XM Satellite Radio Holdings Inc., certain of its Subsidiaries party thereto and The Bank of New York, as Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement. This Supplement is being delivered pursuant to Section [ ]/1/ of the Security Agreement.

       Grantor hereby confirms, as of the date first written above, the grant to Collateral Agent set forth in the Security Agreement of, does hereby grant to Collateral Agent, for the benefit of itself and the Secured Parties, a security interest in all of Grantor's right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located and hereby agrees, as of the date first above written, to continue to be bound as a Grantor by all of the terms and provisions of the Security Agreement, as supplemented by this Security Agreement Supplement. Grantor hereby represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information with respect to the Grantor currently required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

             IN WITNESS WHEREOF, Grantor has caused this Security Agreement Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

                                                [NAME OF GRANTOR]

                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

-------------
/1/ Insert Section 4.1(b)(iii), 4.2(b)(iii), 4.3(b)(ii), 4.4(e), as applicable.

                                                      SUPPLEMENT TO SCHEDULE 4.1
                                                           TO SECURITY AGREEMENT

Additional Information:

Financing Statements Filing Offices:

Name of Grantor                           Filing Jurisdiction(s)
---------------                           ----------------------

                                                      SUPPLEMENT TO SCHEDULE 4.2
                                                           TO SECURITY AGREEMENT

Additional Information:

(A)  Copyrights

(B)  Patents

(C)  Trademarks

                                                      SUPPLEMENT TO SCHEDULE 4.3
                                                           TO SECURITY AGREEMENT

                          MATERIAL INVESTMENT PROPERTY

                                                      SUPPLEMENT TO SCHEDULE 4.4
                                                           TO SECURITY AGREEMENT

                             COMMERCIAL TORT CLAIMS

                                                                       EXHIBIT B
                                                           TO SECURITY AGREEMENT

                            FORM OF JOINDER AGREEMENT

     This JOINDER AGREEMENT, dated [mm/dd/yy], is delivered pursuant to the Security Agreement, dated as of January 28, 2003 (as it may be from time to time amended, restated, modified or supplemented, the "Security Agreement"), among XM Satellite Radio Holdings Inc., certain of its Subsidiaries party thereto and The Bank of New York, as Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto

     Section 1. Grant of Security Interest. The undersigned hereby grants to Collateral Agent for the benefit of itself and the Secured Parties, a security interest and continuing lien on all of its right, title and interest in, to and under all personal property of the undersigned that may be perfected by the filing of UCC financing statements in the appropriate jurisdictions, including without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement, in each case whether now owned or existing or hereafter acquired or arising and wherever located (the undersigned's "Collateral"), subject to the same limited exclusions set forth in the Security Agreement.

     Section 2. Security For Obligations. The grant of security interest and continuing lien under this Joinder Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a) (and any successor provision thereof)), of all obligations of Grantor hereunder and under the Secured Agreements to which Grantor is a party, and for all Secured Obligations (as defined in the Intercreditor Agreement).

     Section 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules 4.1, 4.2, 4.3, and 4.4(e) to Schedules 4.1, 4.2, 4.3, and 4.4(e) respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct in all material respects.

     Section 4. Representations and Warrants and Covenants. As of the date hereof, the undersigned hereby makes each representation and warranty and covenant set forth in Section 4 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

     Section 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as Grantor. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned.

     The terms of Sections 11.11, 11.12, 11.13 and 11.14 of the Security Agreement are hereby incorporated by reference.

     IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

                               [NAME OF ADDITIONAL GRANTOR]

                               By:
                                  ------------------------
                                   Name:
                                   Title:

                                                      SUPPLEMENT TO SCHEDULE 4.1
                                                           TO SECURITY AGREEMENT

Additional Information:

Financing Statements Filing Offices:

Name of Grantor                                   Filing Jurisdiction(s)

                                                      SUPPLEMENT TO SCHEDULE 4.2
                                                           TO SECURITY AGREEMENT

Additional Information:

(A)   Copyrights

(B)   Patents

(C)   Trademarks

                                                      SUPPLEMENT TO SCHEDULE 4.3
                                                           TO SECURITY AGREEMENT

Additional Information:

Pledged Stock:

Pledged Partnership Interests:

Pledged LLC Interests:

Pledged Debt:

                                                   SUPPLEMENT TO SCHEDULE 4.4(e)
                                                           TO SECURITY AGREEMENT

                             COMMERCIAL TORT CLAIMS